Exhibit 10.64

INNERLOOP DEBT SETTLEMENT AGREMEENT

THIS AGREEMENT MADE EFFECTIVE AS OF THE 15th day of March, 2005 (the “Effective Date”).

BETWEEN:	Moving Bytes Inc., a corporation duly incorporated under the Canada Business Corporations Act (the “Corporation”), of 4340 Redwood Hwy., Ste. F222, San Rafael, California 94903;

AND:	Innerloop Mobile Communications Inc., a corporation duly incorporated under the laws of Norway, of Martin Linges Vei #17, (iti.t.fornebu inkubatur), 1367 Snaroya, Norway (“Innerloop”).

WHEREAS:

A.  On October 22, 2004, Innerloop subscribed to a convertible note (the “Note”) of the Corporation and, subject to the terms and conditions of this Agreement, Innerloop agrees to cancels the Note and all principal and accrued interest owing on the Note, waives all of its rights under the Note and agrees to a full, complete and irrevocable release of all of the Corporation’s obligations under the Note; and

B.  On October 22, 2004, Innerloop and certain current and former officers and directors of the Corporation J. Erik Mustad, Mark Smith and Jim Miller, (jointly and severally, the “Directors”), entered into agreements whereunder the Directors optioned restricted common stock to Innerloop in connection with the Note (the “Director’s Option Agreements”) and subject to the terms and conditions of individual agreements with each of the Directors which are to be entered into concurrent with this Agreement (the “Director’s Option Termination Agreements”) is terminating the Director’s Option Agreements.

NOW, THEREFORE, THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged, the parties covenant and agree with each other as follows:

1.
Issuance of Restricted Common Stock. The Corporation will issue to Innerloop or its designees Four Million Five Hundred Thousand (4,500,000) shares of restricted common stock, subject to its designees completing any and all documentation as may be requested by the Corporation in order for the Corporation to comply with U.S. securities laws including Regulation S, promulgated under the Securities Act of 1933. Innerloop will provide the Corporation with a list of its designees, if any, prior to the Corporation issuing any shares hereunder and the Corporation shall not be obligated to issue any shares to any individual designee until such time as that designee shall have completed any and all documentation as may be requested by the Corporation.

2.
Release of Interest in Note. Innerloop hereby releases and waives all rights to any and all of the interest that Innerloop possesses in the Note or under any documents or instruments related thereto, whether tangible or intangible, including, but not limited to, the principal amount of the Note and all accrued interest thereunder, all first rights of refusal on future security issuances of the Corporation and its right to appoint any directors to the Corporation’s board of directors. Innerloop further agrees and acknowledges that to the extent the Note provided Innerloop with any rights whatsoever, those rights are hereby waived and extinguished.

3.
Release of Interest in Director’s Options Agreements. Innerloop hereby releases and waives all rights to any and all of the interest that Innerloop possesses in the Director’s Option Agreements, whether tangible or intangible, including but not limited to, its rights to purchase restricted common stock from the Directors. Innerloop further agrees and acknowledges that to the extent the Director’s Option Agreements provided Innerloop with any rights whatsoever, those rights are hereby waived and extinguished and Innerloop agrees concurrently with the execution of this Agreement to enter into Director’s Option Termination Agreements with each of the Directors which are attached as Exhibit A, Exhibit B, and Exhibit C, hereto.

4.
Assignment. Except as expressly provided for in Section 1 hereto, Innerloop shall not assign its rights hereunder and this Agreement shall be binding upon and benefit the successor, assigns, heirs ands administrators and transferees of the parties.

5.
Waiver and Amendment. No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

6.
Notices. Except as otherwise expressly set forth herein, any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if faxed with confirmation of receipt by telephone or if mailed be registered or certified mail or by courier, to the respective the addresses of the parties as set for the hereinabove. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered, faxed or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

7.
No Stockholder Rights. Nothing contained in this Agreement shall be construed as conferring upon Innerloop or any other person the right to vote or to consent or to receive notice as a stockholder in respect of stockholders for the election of directors of the Corporation or any other matters or any rights whatsoever as a stockholder of the Corporation, except as may be conferred on a stockholder subsequent to the issuance of shares under Section 1 hereto.

8.	Board Approval of Corporation and Innerloop. Both the Corporation and Innerloop represent that their respective boards of directors have approved this Agreement and the exhibits hereto.

9.	Costs. Each party shall be responsible for its own costs with respect to the preparation, delivery and enforcement of this Agreement.

10.	Counterparts. This Agreement may be executed in one or more counterparts and by facsimile, all of which shall be deemed one and the same agreement.

11.
Governing Law. The contract arising out of the acceptance of this subscription by the Corporation shall be construed, enforced, and administered in accordance with the laws of the state of California, under the jurisdiction of California, without giving effect to any provision thereof that would compel the application of the substantive laws of any other jurisdiction and without regard to the conflicts of law provisions. This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof.

12.
Headings; References. All headings used herein are for convenience only and shall not be used to construe or interpret this Agreement. Except as where otherwise indicated, all reference here to Sections refer to Sections hereof.

IN WITNESS WHEREOF this agreement has been executed as of the day and year first above written.

Innerloop Mobile Communications, A.S.

/s/ Paul Ektvedt
PAUL EKTVEDT
Director

/s/ Morton Kopke
MORTON KOPKE
Director

Moving Bytes Inc.

/s/ Mark M. Smith
Mark M. Smith
President and Chief Financial Officer

Moving Bytes Inc.

/s/ J. Erik Mustad
J. Erik Mustad
Chief Executive Officer

EXHIBIT A

MUSTAD DIRECTOR’S OPTION TERMINATION AGREEMENT

THIS document sets forth an agreement made and entered into effective as of March 15, 2005 (the “Effective Date”) by and between,

Innerloop Mobile Communications, A.S., a company duly incorporated in Norway of Martin Linges Vei #17 (iti.t.fornebu inkubatur), 1367 Snaroya, Norway (“Optionee”), and

J. Erik Mustad, an individual of 154 Bret Harte Rd., San Rafael, California 94901 USA (“Stockholder”)

WHEREAS:

A.
the Optionee and the Stockholder entered into an agreement dated November 1, 2004 wherein the Stockholder optioned to the Optionee, through April 15, 2005, the purchase of Five Million Seven Hundred Fourteen Thousand Two Hundred Eighty Six (5,714,286) shares of restricted common stock of Moving Bytes Inc. (the “Shares”), (the “Option Agreement”), and

B.	The Optionee has not exercised any of its rights under the Option Agreement to purchase the Shares, and

C.	the Optionee and the Stockholder desire to terminate the Option Agreement,

NOW THEREFORE, in consideration of the covenants and agreements herein and the payment of $1 made by each party to the other, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1)	Termination of Option Agreement.

a)	Upon the terms and subject to the conditions set forth herein, the Optionee and the Stockholder hereby agree to terminate the Option Agreement, and

b)
As of the Effective Date of this Agreement neither the Optionee nor the Stockholder have any further obligation to the other party under the Option Agreement. Optionee hereby irrevocably releases and waives all rights to any and all of the interest in the Option Agreement, whether tangible or intangible, including, but not limited to, its rights to purchase restricted common stock from Stockholder. Optionee further agrees and acknowledges that to the extent the Option Agreement provided Optionee with any rights whatsoever, those rights are hereby waived and extinguished

2)	Miscellaneous.

a)
If one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

b)	Waiver of any default shall not constitute waiver of any other or subsequent default.

c)
Except as otherwise expressly set forth herein, any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if faxed with confirmation of receipt by telephone or if mailed be registered or certified mail or by courier, to the respective the addresses of the parties as set for the hereinabove. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered, faxed or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

d)	This Agreement may be executed in one or more counterparts and by facsimile, all of which shall be deemed one and the same agreement.

e)
No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

f)
The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and will not affect the construction or interpretation of this Agreement.

g)
This agreement shall be construed, enforced, and administered in accordance with the laws of the State of California, under the jurisdiction of the State of California, without giving effect to any provision thereof that would compel the application of the substantive laws of any other jurisdiction and without regard to the conflicts of law provisions.

h)
This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties. There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express, implied or statutory between the parties other than as expressly set forth in this Agreement.

IN WITNESS WHEREOF, this Option Agreement has been executed by the parties as of the date first above written.

Innerloop Mobile Communications, A.S.

/s/ Paul Ektvedt
Paul Ektvedt
Director

/s/ Morton Kopke
Morton Kopke
Director

/s/ J. Erik Mustad
J. Erik Mustad

EXHIBIT B

SMITH DIRECTOR’S OPTION TERMINATION AGREEMENT

THIS document sets forth an agreement made and entered into effective as of March 15, 2005 (the “Effective Date”) by and between,

Innerloop Mobile Communications, A.S., a company duly incorporated in Norway of Martin Linges Vei #17 (iti.t.fornebu inkubatur), 1367 Snaroya, Norway (“Optionee”), and

Mark Smith, an individual of 220 S. Rock Blvd., Suite 9, Reno, Nevada 89502 USA (“Stockholder”)

WHEREAS:

A.
the Optionee and the Stockholder entered into an agreement dated November 1, 2004 wherein the Stockholder optioned to the Optionee, through April 15, 2005, the purchase of Three Million Five Hundred Seventy One Thousand Four Hundred Twenty Eight (3,571,428) shares of restricted common stock of Moving Bytes Inc. (the “Shares”), (the “Option Agreement”), and

B.	The Optionee has not exercised any of its rights under the Option Agreement to purchase the Shares, and

C.	the Optionee and the Stockholder desire to terminate the Option Agreement,

NOW THEREFORE, in consideration of the covenants and agreements herein and the payment of $1 made by each party to the other, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1)	Termination of Option Agreement.

a)	Upon the terms and subject to the conditions set forth herein, the Optionee and the Stockholder hereby agree to terminate the Option Agreement, and

b)
As of the Effective Date of this Agreement neither the Optionee nor the Stockholder have any further obligation to the other party under the Option Agreement. Optionee hereby irrevocably releases and waives all rights to any and all of the interest in the Option Agreement, whether tangible or intangible, including but not limited to, its rights to purchase restricted common stock from Stockholder. Optionee further agrees and acknowledges that to the extent the Option Agreement provided Optionee with any rights whatsoever, those rights are hereby waived and extinguished

2)	Miscellaneous.

a)
If one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

b)	Waiver of any default shall not constitute waiver of any other or subsequent default.

c)
Except as otherwise expressly set forth herein, any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if faxed with confirmation of receipt by telephone or if mailed be registered or certified mail or by courier, to the respective the addresses of the parties as set for the hereinabove. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered, faxed or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

d)	This Agreement may be executed in one or more counterparts and by facsimile, all of which shall be deemed one and the same agreement.

e)
No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

f)
The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and will not affect the construction or interpretation of this Agreement.

g)
This agreement shall be construed, enforced, and administered in accordance with the laws of the State of California, under the jurisdiction of the State of California, without giving effect to any provision thereof that would compel the application of the substantive laws of any other jurisdiction and without regard to the conflicts of law provisions.

h)
This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties. There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express, implied or statutory between the parties other than as expressly set forth in this Agreement.

IN WITNESS WHEREOF, this Option Agreement has been executed by the parties as of the date first above written.

Innerloop Mobile Communications, A.S.

/s/ Paul Ektvedt
Paul Ektvedt
Director

/s/ Morton Kopke
Morton Kopke
Director

/s/ Mark Smith
Mark Smith

EXHIBIT C

MILLER DIRECTOR’S OPTION TERMINATION AGREEMENT

THIS document sets forth an agreement made and entered into effective as of March 15, 2005 (the “Effective Date”) by and between,

Innerloop Mobile Communications, A.S., a company duly incorporated in Norway of Martin Linges Vei #17 (iti.t.fornebu inkubatur), 1367 Snaroya, Norway (“Optionee”), and

Jim Miller, an individual of 524 14th Street, Manhattan Beach, California 90266 USA (“Stockholder”)

WHEREAS:

A.
Optionee and the Stockholder entered into an agreement dated November 1, 2004 wherein the Stockholder optioned to the Optionee, through April 15, 2005, the purchase of One Million Four Hundred Twenty Eight Thousand Five Hundred Seventy Two (1,428,572) shares of restricted common stock of Moving Bytes Inc. (the “Shares”), (the “Option Agreement”), and

B.	The Optionee has not exercised any of its rights under the Option Agreement to purchase the Shares, and

C.	the Optionee and the Stockholder desire to terminate the Option Agreement,

NOW THEREFORE, in consideration of the covenants and agreements herein and the payment of $1 made by each party to the other, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1)	Termination of Option Agreement.

a)	Upon the terms and subject to the conditions set forth herein, the Optionee and the Stockholder hereby agree to terminate the Option Agreement, and

b)
As of the Effective Date of this Agreement neither the Optionee nor the Stockholder have any further obligation to the other party under the Option Agreement. Optionee hereby irrevocably releases and waives all rights to any and all of the interest in the Option Agreement, whether tangible or intangible, including but not limited to, its rights to purchase restricted common stock from Stockholder. Optionee further agrees and acknowledges that to the extent the Option Agreement provided Optionee with any rights whatsoever, those rights are hereby waived and extinguished

2)	Miscellaneous.

a)
If one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

b)	Waiver of any default shall not constitute waiver of any other or subsequent default.

c)
Except as otherwise expressly set forth herein, any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if faxed with confirmation of receipt by telephone or if mailed be registered or certified mail or by courier, to the respective the addresses of the parties as set for the hereinabove. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered, faxed or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

d)	This Agreement may be executed in one or more counterparts and by facsimile, all of which shall be deemed one and the same agreement.

e)
No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

f)
The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and will not affect the construction or interpretation of this Agreement.

g)
This agreement shall be construed, enforced, and administered in accordance with the laws of the State of California, under the jurisdiction of the State of California, without giving effect to any provision thereof that would compel the application of the substantive laws of any other jurisdiction and without regard to the conflicts of law provisions.

h)
This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties. There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express, implied or statutory between the parties other than as expressly set forth in this Agreement.

IN WITNESS WHEREOF, this Option Agreement has been executed by the parties as of the date first above written.

Innerloop Mobile Communications, A.S.

/s/ Paul Ektvedt
Paul Ektvedt
Director

/s/ Morton Kopke
Morton Kopke
Director

/s/ Jim Miller
Jim Miller